Exhibit 10.4
                             SUBSCRIPTION AGREEMENT

     Subscription Agreement (this "Agreement"), dated as of November 6, 2001, between NetWolves Corporation, a New York corporation (the "Company") and Credit Suisse Warburg Pincus Emerging Growth Fund, Inc. (the "Purchaser").

     WHEREAS, the Purchaser desire to subscribe for, and the Company desires to issue to the Purchaser 1,000,000 shares (the "Shares") of the Company's common stock, $0.0033 par value, (the "Common Stock") all upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual premises, covenants, representations and warranties herein contained, it is hereby agreed as follows:

     1. Subscription Price; Issuance.

     In reliance on the representations and warranties contained herein and subject to the terms and conditions hereof, the Purchaser hereby subscribes for the Shares. Upon the execution of this Agreement, the Company shall deposit one or more certificates, in the names and denominations specified by the Purchaser, representing the Shares with Stroock & Stroock & Lavan, LLP, which shall hold the certificates in escrow pending delivery of such certificates to a custodian to be designated by the Purchaser. Immediately upon delivery of such certificates to such custodian, the Purchaser shall remit payment for the Shares to the Company in an amount equal to $2,000,000 (the "Purchase Price") (or $2.00 per Share), by wire in immediately available funds to a bank account previously designated by the Company.

     2. Representations and Warranties of the Company.

     The Company represents and warrants to the Purchaser as follows:

     2.1 Corporate Status. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business as its has been conducted, is being conducted or is proposed to be conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

     2.2 Authority of Agreement. The Company has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes the valid and legally binding obligation of the Company enforceable

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against  the  Company in  accordance  with its terms,  except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies. The issuance of the Shares is not, and will not be, subject to any preemptive rights or right of first refusal that have not been properly waived or complied with.

     2.3 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the other instruments and agreements to be executed, delivered and performed by the Company pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Company do not and will not, with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Company or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company, or any of its subsidiaries, or its, or their, assets may be bound or subject. None of the Company or any of its subsidiaries is in violation of, or (with or without notice or lapse of time or both) in default under, any material term or provision of its Certificate of Incorporation or By-Laws.

     2.4 Fully Paid and Non-Assessable. The Shares are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued and outstanding, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by the Purchaser with respect to the Shares and restrictions imposed by the Securities Act of 1933, as amended (the "Securities Act").

     2.5 Certificate and Bylaws. The copies of the Certificate of Incorporation and By-Laws of the Company which have been delivered to (or made available for inspection by) the Purchaser prior to the execution of this Agreement are true and complete and have not been amended or repealed since the date of such delivery or inspection.

     2.6 Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (i) 2,000,000 shares of preferred stock, par value $.0033 per share, none of which are issued and outstanding; and, (ii) 50,000,000 shares of common stock of which 10,668,065 are issued and outstanding prior to giving effect to the issuance of the Shares or any shares of Common Stock pursuant to the exercise of outstanding options and warrants. As of the date hereof, the Company has reserved a total of 6,918,000 shares of Common Stock for issuance upon the exercise of stock options or purchase rights granted under its stock plans or under other stock option agreements or warrants. Except with respect to such reserved shares of Common Stock and the Shares to be issued hereunder, the Company has no outstanding subscription, option, warrant, right of first refusal, preemptive right, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatever under which the Company is or may be obligated to issue common stock, preferred stock or other equity security of any kind. As of the date hereof, all outstanding shares of Common Stock have been duly authorized, validly issued, fully paid and are nonassessable.

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     2.7 Securities  Laws.  Subject to the accuracy of the  representations  and warranties contained in Section 3, the offer, issue and sale of the Shares are and will be exempt from registration and prospectus delivery requirements of the Securities Act are and will be issued in compliance with all applicable federal and state securities laws.

     2.8 Financial Statements. Included in the Company's Annual Report on Form 10-K (the "Form 10-K") for the year ended June 30, 2001 are the audited consolidated balance sheets of the Company and its subsidiaries as of June 30, 2001 (the "Balance Sheet Date"), June 30, 2000 and June 30, 1999 and the audited consolidated statements of operations, cash flow and changes of stockholders equity for the periods then ended, together with the related reports of Arthur Andersen LLP, Richard A. Eisner & Company, and Hays & Company, each independent certified public accountants. The foregoing financial statements (i) are true, complete and correct in all material respects and are in accordance with the books and records of the Company and its subsidiaries, (ii) present fairly the financial condition of the Company and its subsidiaries at the Balance Sheet
Date and other dates therein specified and the consolidated results of operations and changes in financial position of the Company and its subsidiaries for the periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. None of the Company or any of its subsidiaries has any liabilities or obligations, either acquired or absolute, contingent or otherwise, which are not reflected or provided for in the financial statements except liabilities not in excess of $100,000 in the aggregate arising after the Balance Sheet Date which were incurred in the ordinary course of business.

     2.9 Changes. Since the Balance Sheet Date, except as disclosed in the Form 10-K, there has been no event which would have a Material Adverse Effect. Since the Balance Sheet Date, except as disclosed in the Form 10-K, none of the Company or any of its subsidiaries has (a) mortgaged, pledged or subjected to lien any of its material assets, tangible or intangible, (b) sold, transferred or leased a material portion of its assets, (c) cancelled or compromised any material debt or claim, or waived or released any right, of material value, (d) suffered any physical damage, destruction or loss (whether or not covered by insurance) having a material effect, (e) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding equity securities, or (f) suffered or experienced any material adverse change or loss in its business other than its continuing losses from operations.

     2.10 Material Agreements of the Company and its Subsidiaries. None of the Company or any of its subsidiaries is a party to or otherwise bound by any written or oral agreement, instrument or arrangement that is material to it, except for those agreements included as exhibits to the Form 10-K ("Material Contracts"). The Company has furnished or made available to the Purchaser true and complete copies of all such Material Contracts and all other agreements, instruments and other documents requested by the Purchaser or its authorized representative. No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and


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observance of any term, covenant or condition of any indenture,  mortgage,  deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries.

     2.11 Litigation. Except as disclosed in the Form 10-K, there is no action pending and, to the best knowledge of the Company, there is no material action threatened against the Company, any of its subsidiaries or any of its or their properties or assets. None of the Company or any of its subsidiaries is in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental entity.

     2.12 Disclosure. No representation or warranty or other statement made by the Company herein, or in any document or certificates delivered the Purchaser pursuant hereto, contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading.

     2.13 Intellectual Property.

     (a) Each of the Company and its subsidiaries has sufficient title to and ownership of or rights to all patents, patent rights, patent applications, inventions, trademarks, service marks, trade names, copyrights and information, proprietary rights and processes necessary for the conduct of its business, and the use by the Company or such subsidiary of the foregoing does not conflict with or constitute an infringement of the rights of others. Each of the Company and its subsidiaries has sufficient licenses, permits and other governmental authorizations required for the conduct of its business as currently conducted and is not in default with respect thereto, except as the failure to have any such license, permit or authorization or any default with respect thereto would not have a Material Adverse Effect.

     (b) None of the Company or any of its subsidiaries has received any communications alleging that it has violated, has no knowledge that it has violated, or by conducting its business, it will violate, any of the patents, patent applications, inventions, trademarks, service marks, trade names, copyrights or trade secrets, confidential information, proprietary rights or processes of any other person or entity.

     2.14 Retirement Obligations. Except for a non-contributory 401(k) plan, the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

     2.15 No Governmental Consent or Approval Required. Based in part on the representations made by the Purchaser in Section 3 of this Agreement, no authorization, consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, state or local governmental agency or body is required by or from the Company for the


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valid and lawful  authorization,  execution  and delivery by the Company of this
Agreement or any other agreement entered into by the Company in connection with this Agreement, and consummation of the transactions contemplated hereby or thereby, or for the valid and lawful authorization, issuance, sale and delivery of the Shares.

     2.16 Nasdaq Listing Compliance.  The Common Stock is registered pursuant to
Section 12(g) of the Exchange Act of 1934, as amended (the "Exchange Act") and is approved for quotation on the Nasdaq Small Cap Market. The Company has taken no action designed to (or likely to have the effect of) result in a termination the registration of the Common Stock under the Exchange Act or a de-listing of the Common Stock from the Nasdaq Small Cap Market, nor has the Company received, nor has it any reason to believe it will receive, any notification that the Securities and Exchange Commission (the "Commission") or Nasdaq, Inc. is contemplating terminating such registration or listing.

     2.17 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement and such documents complied as to form in all material respects with the Commission s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.18 Compliance with Nasdaq Requirements. The Shares have been duly included for trading on the Nasdaq Small Cap Market, and the Company shall comply with all requirements of Nasdaq, Inc. with respect to the issuance of the Shares.

     2.19 Eligibility to File Form S-3. The Company is currently eligible to register the resale of Shares in a secondary offering on a registration statement on Form S-3 under the Securities Act.

     3.   Representations  and  Warranties  of  the  Purchaser.   The  Purchaser
represents and warrants to the Company as follows:

     3.1 Authority for Agreements. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser and this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

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     3.2 Investor Representations and Acknowledgments.

     (a) The Purchaser is acquiring the Shares for the Purchaser's own accounts, for investment only, and not with a view to, or for resale in connection with, a distribution of the Shares and with no present intention of selling, transferring, granting a participation in or otherwise distributing the Shares, all within the meaning of the Securities Act, and the rules and regulations thereunder and any applicable state, securities or blue sky laws.

     (b) The Purchaser is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement.

     (c) The Purchaser acknowledges to the Company that:

          (i) The Company has advised the Purchaser that the Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof contemplated by this Agreement is exempt from such registration;

          (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the Purchaser's representations contained herein;

          (iii) The Shares cannot be resold without registration or an exemption under the Securities Act and such state securities laws, and that certificates representing the Shares will bear a restrictive legend to such effect;

          (iv) The Purchaser has evaluated the merits and risks of purchasing the Shares, and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Shares, and is able to bear the economic risk of purchasing the Shares, including the possibility of a complete loss with respect thereto;

          (v) The Purchaser has had access to such information regarding the business and finances of the Company, including the Form 10-K, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company.

     (d) Additional Representations and Warranties of Accredited Investors. The Purchaser represents and warrants that the Purchaser is an "accredited investor" within the meaning of Rule 501(d) of Regulation D promulgated under the Securities Act, because the Purchaser comes within one or more of the enumerated categories therein.

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     4. Registration of Restricted Stock.

     4.1 Required Registration.

     (a) At any time after the 30th day following date of the Purchaser's acquisition of the Shares hereby, the Purchaser can demand that the Company file a registration statement covering the Shares. Within 14 business days after such demand, the Company shall prepare and file a registration statement on Form S-3 under the Securities Act or other appropriate form in the event Form S-3 is not available, covering the Shares and shall use commercially reasonable efforts to cause such registration statement to become effective as expeditiously as possible and to remain effective until the earliest to occur of (i) the date all the Shares covered thereby have been sold, (ii) the date by which all Shares covered thereby may be sold under Rule 144(k) promulgated under theSecurities Act, or (iii) the date which is the 36-month anniversary of the date upon which the Purchaser acquired the Shares hereunder.

     (b) Following the effectiveness of a registration statement filed pursuant to this section, the Company may, at any time, suspend the effectiveness of such registration for up to thirty (30) days, as appropriate (a "Suspension Period"), by giving notice to the Purchaser, if the Board of Directors of the Company shall have reasonably determined in good faith that the Company is required to disclose any material corporate development which disclosure may have a Material Adverse Effect on the Company. Notwithstanding the foregoing, no more than one Suspension Period may occur during any twelve-month period, unless approved by Purchaser. The Company shall use its best efforts to limit the duration and number of any Suspension Periods. The Purchaser of Shares agrees that, upon receipt of any notice from the Company of a Suspension Period, the Purchaser shall forthwith discontinue disposition of Shares covered by such registration statement or prospectus until the Purchaser (i) is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and
(iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus.

     (c) If the registration statement required to be filed pursuant to Section 4.1(a) has not been filed by the Company with the Commission by the 14th business day following the demand date or has not been declared effective by the Commission within 50 calendar days after the filing date (either event, a "Registration Default"), then following such Registration Default and until such Registration Default is cured by the Company filing such registration statement with the Commission and such registration statement being declared effective by the Commission (a "Registration Cure"), the Company shall pay to the Purchaser an amount (the "Default Payment") equal to the product of (x) one thirtieth of one percent of the Purchase Price of the Shares and (y) the number of days which elapse between the date of the Registration Default and the date of the Registration Cure (the "Registration Default Period"). The Default Payment may be paid in either cash or additional shares of Common Stock, such form of payment to be determined at the election of the Company each 30 days during the


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Registration  Default Period up to the 90th day following the date of the demand and thereafter to be determined at the election of the Purchaser each 30 days during the Registration Default Period, with the number of additional shares of Common Stock calculated based upon the closing price of the Company's Common Stock on the Nasdaq Small Cap Market on the trading day immediately prior to the end of the period with respect to which such Default Payment relates. Any such shares of Common Stock paid to the Purchaser which constitutes all or part of a Default Payment shall immediately become subject to the demand registration rights granted to the Purchaser under this Section. The Company and the Purchaser agree that the damages resulting from a Registration Default would be difficult or impossible to determine and that the Default Payment represents a reasonable approximation of the anticipated damages. Accordingly, the Purchaser agrees that the receipt of the Default Payment shall be Purchaser's sole and exclusive remedy under this Agreement or otherwise for a Registration Default, and in no event shall the Company be liable for any lost profits, consequential, special, punitive or similar damages, no matter how identified, resulting from a Registration Default. Notwithstanding the foregoing, Purchaser shall be entitled to exercise the right to seek specific performance and other equitable remedies with respect to the Company's obligations under the Agreement.

     4.2 Registration Procedures. When the Company effects the registration of the Shares under the Securities Act pursuant to Section 4.1(a) hereof, the Company will, at its expense, as expeditiously as possible:

     (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file in accordance with Section 4.1(a), with the Commission a registration statement with respect to the Shares and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period described herein, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period and such registration statement and prospectus accurate and complete for such period;

     (b) Furnish to the Purchaser such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Purchaser may reasonably request in order to facilitate the sale or public offering of the Shares;

     (c) Use its best efforts to register or qualify the Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

     (d) Notify the Purchaser, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;


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     (e) Notify such Purchaser promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

     (f) Prepare and file with the Commission, promptly upon the request of the Purchaser, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Purchaser, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Shares by the Purchaser;

     (g) Cause to have  prepared and filed with the  Commission  such reports or
opinions  as  may  reasonably  be  requested  by  any   underwriter,   including
appropriate legal opinions and comfort letters, if applicable;

     (h) Prepare and promptly file with the Commission, and promptly notify the Purchaser of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

     (i) Advise the Purchaser, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     4.3 Expenses.  With respect to any registration  effected  pursuant to this
Section 4, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company, provided, however, that the Purchaser shall bear its own legal fees and its pro rata share of any underwriting discounts or commissions, if any.

     4.4 Indemnification.

     (a) The Company will indemnify and hold harmless the Purchaser and any underwriter (as defined in the Securities Act) for the Purchaser's Shares, and any person who controls the Purchaser or such underwriter within the meaning of the Securities Act, and any officer, director, employee, agent, partner, member or affiliate of the Purchaser (for purposes of this Section 4.4(a), the "Indemnified Parties"), from and against, and will reimburse the Purchaser and each such Indemnified Party with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which the Purchaser or any such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon (i) violation of


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any securities  laws; (ii) any untrue  statement or alleged untrue  statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any breach of any representation, warranty, agreement or covenant of the Company contained herein; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in
strict   conformity  with  information   furnished  by  the  Purchaser  or  such
Indemnified Party in writing specifically for use in the preparation of such registration statement, any prospectus contained therein or any amendment or supplement thereto.

     (b) If the Shares are included in a registration pursuant to the provisions of Section 4 hereof, the Purchaser will indemnify and hold harmless the Company, and any person who controls the Company within the meaning of the Securities Act, from and against, and will reimburse the Company and such controlling persons with respect to, any and all losses, damages, liabilities, costs or expenses to which the Company or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made solely in reliance upon and in strict conformity with written information furnished by the Purchaser specifically for use in the preparation any such registration statement, any prospectus contained therein or any amendment or supplement thereto; provided, however, that the liability of the Purchaser pursuant to this subsection (b) shall be limited to an amount not to exceed the net proceeds received by the Purchaser from the sale of Shares under the registration statement which gives rise to such obligation to indemnify.

     (c) Promptly after receipt by a party indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 4.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 4.4 and shall not relieve the indemnifying party from liability under this Section 4.4 unless such indemnifying party is materially prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified


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

party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph
(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation and no settlement can have non-monetary remedies.

     (d) If the  indemnification  provided for in subsection  (a) or (b) of this
Section 4.4 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Purchaser shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount not to exceed the net proceeds received by the Purchaser from the sale of Shares under the registration statement which gives rise to such obligation to contribute. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

     4.5 Reporting Requirements Under the Exchange Act. The Company shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 4.5 are to enable, among other reasons, the Purchaser to comply with the current public information requirement contained in paragraph (c) of Rule 144 should any such Purchaser ever wish to dispose of any of the Shares without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision).

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

     4.6 Stockholder Information. The Company may require the Purchaser to furnish the Company such information with respect to the Purchaser and the distribution of its Shares as the Company may from time to time reasonably request in writing as shall be required by law or by the Commission in connection therewith.

     4.7 Transfer of Registration Rights. The parties hereto agree that the demand registration rights granted hereunder are transferable and may be exercised by any subsequent holder of the Shares, subject to each of the terms and conditions contained herein.

     5. Further Assurances. At any time and from time to time after the date hereof, each party shall, without further consideration, execute and deliver to the other such other instruments or documents and shall take such other actions as the other may reasonably request to carry out the transactions contemplated by this Agreement.

     6. Miscellaneous. Any party may waive compliance by the other with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may not be modified or amended except in writing signed by both parties hereto. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, applicable to contracts made and to be performed in New York. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. Except with respect to the demand registration provided herein, this Agreement shall not be assignable by either party without the prior written consent of the other, such consent not to be unreasonably withheld. The rights and obligations contained in this Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.



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


     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                        NETWOLVES CORPORATION


                                        By:/s/ Walter R. Groteke
                                           --------------------------------
                                        Name:  Walter R. Groteke
                                        Title: Executive Vice President



                                        CREDIT SUISSE WARBURG PINCUS
                                         EMERGING GROWTH FUND, INC.


                                        By:/s/ Mike A. Pignataro
                                           --------------------------------
                                        Name:  Mike A. Pignataro
                                        Title:    Chief Financial Officer



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